                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         P.F. CHANG'S CHINA BISTRO, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                    86-0815086
     (State of incorporation)              (I.R.S. Employer Identification No.)



         5090 NORTH 40TH STREET, SUITE 160
                PHOENIX, ARIZONA                                      85018
         (Address of principal executive offices)                   (Zip Code)



         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


          Title of each class                  Name of each exchange on which
          to be so registered                  each class is to be registered

       Not Applicable                       Not Applicable


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES:

                                    333-59749


         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, $0.001 par value
                                (Title of class)
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Item 1.           Description of Registrant's Securities to be Registered


                  The information contained under the headings "Description of Capital Stock - Common Stock" in the Company's Registration Statement on Form S-1 (No. 333-59749) (the "Form S-1") is hereby incorporated by reference.


Item 2.           Exhibits


                  The following exhibits are filed as part of this Registration
Statement:


                   Number         Description of Document
                   ------         -----------------------

                     1. Certificate of Incorporation of the Company, incorporated by reference to Exhibit 3.1 to the Form S-1.

                     2. Bylaws of the Company, incorporated by reference to Exhibit 3.2 to the Form S-1.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 30, 1998

                                          P.F. Chang's China Bistro, Inc.



                                          By:  /s/ Robert T. Vivian
                                               --------------------------
                                               Robert T. Vivian
                                               Chief Financial Officer
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                                  EXHIBIT INDEX


                   Number         Description of Document
                   ------         -----------------------

                     1. Certificate of Incorporation of the Company, incorporated by reference to Exhibit 3.1 to the Form S-1.

                     2. Bylaws of the Company, incorporated by reference to Exhibit 3.2 to the Form S-1.